UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 21, 2019

Forterra, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-37921	37-1830464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

511 East John Carpenter Freeway, 6th Floor, Irving, TX	75062
(Address of Principal Executive Offices)	(Zip Code)

(469) 458-7973
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FRTA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2019, the Board of Directors (the “Board”) of Forterra, Inc. (the “Company”) appointed Karl Watson, Jr., age 55, as the Company’s Chief Executive Officer and a Class I member of the Board. Mr. Watson has over 30 years of global experience in the construction materials industry. Mr. Watson most recently served as Executive Vice President and Chief Operating Officer of Summit Materials, Inc., a construction materials company, which he joined in January 2018. From January 2017 to December 2017, Mr. Watson served as the President of the Cement & Southwest Ready Mix division at Martin Marietta, Inc., a supplier of aggregates and heavy building materials. Mr. Watson served as the President of CEMEX USA at CEMEX, S.A.B. de C.V., a Mexican multinational building materials company, from April 2011 through December 2015 and served as its advisor from January 2016 to June 2016. Earlier in his career Mr. Watson held various leadership positions at CEMEX and Rinker Group Ltd, which was acquired by CEMEX in 2007, in both the United States and Australia. Mr. Watson is a past Chairman of the National Ready Mix Concrete Association, Florida Concrete and Products Association, and past Vice Chairman of the Portland Cement Association. He has also served on the Executive Committees of the National Stone, Sand, and Gravel Association and Cement, Concrete & Aggregates Australia. There are no transactions involving Mr. Watson requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Watson’s appointment, the Company entered into an Employment Agreement with him dated June 21, 2019 (the “Employment Agreement”). The Employment Agreement entitles Mr. Watson to an annual base salary of $875,000 and an annual cash performance bonus in a target amount of not less than 100% and a maximum amount of 200% of his base salary. For 2019, the annual cash performance bonus will equal $875,000 pro-rated based on the number of days between July 1, 2019 and December 31, 2019. Mr. Watson will also receive an equity grant pursuant to the Forterra, Inc. 2018 Stock Incentive Plan covering an aggregate of 1,350,000 performance-based restricted stock units. Such performance-based restricted stock units shall vest and settle in shares of the Company’s common stock, par value of $0.001 per share, based on the achievement of certain performance-based and time-based vesting requirements. The Employment Agreement also provides certain other benefits and perquisites, which are discussed in detail in the Employment Agreement.

Subject to execution of a customary release of claims, the Employment Agreement also provides certain severance benefits in the event of Mr. Watson’s termination by the Company without cause or resignation for good reason. These severance benefits include: (i) continued payment of 24 months’ base salary; (ii) payment of a pro-rated annual bonus for the year of termination; and (iii) payment or reimbursement for the cost of up to 12 months’ continuation coverage provided in accordance with the Consolidated Omnibus Budget Reconciliation Act (COBRA). The Employment Agreement also contains confidentiality, non-compete and non-solicitation provisions applicable during and following termination of employment.

The foregoing description of the Employment Agreement is not complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference in this Item 5.02.

Jeff Bradley will continue to serve as the Company’s Chief Executive Officer until his departure on June 30, 2019, and continued to serve as a Class I director until his resignation effective June 21, 2019. In connection with his separation, the Company has approved a Separation and Release Agreement (the “Separation Agreement”), which provides for the following: (i) a lump-sum payment of $875,000, (ii) a lump-sum payment of $1,750,000 (which represents one year of Mr. Bradley’s annual base salary and one year of his performance bonus at target), (iii) a lump-sum payment of $433,904 (which represents a prorated portion of Mr. Bradley’s 2019 performance bonus at target), and (iv) reimbursement of the cost of COBRA premiums for Mr. Bradley’s and his dependents’ coverage under the Company’s group insurance plans for up to one year following Mr. Bradley’s separation, provided Mr. Bradley timely elects and receives such coverage under such plans. Consistent with his award agreement under the LSF9 Concrete Holdings Ltd. Long Term Incentive Plan, as described in the Company’s annual proxy statements, Mr. Bradley will also retain the 105,000 vested pool units that he currently holds through July 8, 2021. The Separation Agreement also includes a customary release by Mr. Bradley of claims against the Company and its affiliates. Mr. Bradley is also obligated to comply with various restrictive covenants, including confidentiality, non-compete and non-solicitation provisions.

Mr. Watson will begin serving as Chief Executive Officer and a member of the Board on July 1, 2019.

Item 7.01  Regulation FD.

On June 24, 2019, the Company also confirmed its prior guidance regarding full year 2019 financial results disclosed most recently in the Company’s earnings release for the first quarter of 2019 issued on May 6, 2019.

The information included in this Item 7.01 is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01  Other Events.

On June 24, 2019, the Company also announced that John McPherson, an independent member of the Board since 2016, has been appointed Lead Director and non-executive Vice Chairman of the Board. In these newly created roles, Mr. McPherson will, among other things, work with the Board and management to support a smooth CEO leadership transition. In connection with this appointment, Mr. McPherson will forego the $45,000 he is otherwise eligible to receive as a cash retainer for his continued service on the Board through the remainder of 2019. He will instead receive a one-time grant of stock options with a fair market value of $354,500.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits.

10.1	Employment Agreement, dated as of June 21, 2019, by and between the Company and Karl Watson, Jr.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to matters such as our industry, business strategy, goals and expectations concerning our market position, future operations, margins, profitability, capital expenditures, liquidity, capital resources and other financial and operating information. We have used the words “approximately,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” and similar terms and phrases to identify forward-looking statements. All of our forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we are expecting, including:

•	the level of construction activity, particularly in the residential construction and non-residential construction markets;

•	government funding of infrastructure and related construction activities;

•	the highly competitive nature of our industry and our ability to effectively compete;

•	the availability and price of the raw materials we use in our business;

•	our dependence on key customers and the absence of long-term agreements with these customers;

•	disruption at one or more of our manufacturing facilities or in our supply chain;

•	construction project delays and our inventory management;

•	our ability to successfully integrate acquisitions;

•	energy costs;

•	labor disruptions and other union activity;

•	a tightening of mortgage lending or mortgage financing requirements;

•	the ability to implement our growth strategy;

•	our current dispute with HeidelbergCement related to the payment of an earnout;

•	compliance with environmental laws and regulations;

•	changes in tax laws could adversely affect us;

•	compliance with health and safety laws and regulations and other laws and regulations to which we and our products are subject;

•	our dependence on key executives and key management personnel;

•	our ability and that of our customers with which we work to retain and attract additional skilled and non-skilled technical or sales personnel;

•	credit and non-payment risks of our customers;

•	warranty and related claims;

•	legal and regulatory claims;

•	the seasonality of our business and its susceptibility to adverse weather;

•	our contract backlog;

•	our ability to maintain sufficient liquidity and ensure adequate financing or guarantees for large projects;

•	delays or outages in our information technology systems and computer networks;

•	security breaches in our information technology systems and other cybersecurity incidents; and

•	additional factors discussed in our filings with the Securities and Exchange Commission, or the SEC.

The forward-looking statements contained in this Current Report on Form 8-K are based on historical performance and management’s current plans, estimates and expectations in light of information currently available to us and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting us will be those that we have anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors, many of which are beyond our control, as well as the other factors described in Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC on March 12, 2019. Additional factors or events that could cause our actual results to differ may also emerge from time to time, and it is not possible for us to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. Any forward-looking statement made by us speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forterra, Inc.

/s/ Lori M. Browne
Lori M. Browne
Executive Vice President, General Counsel and Secretary
Date: June 24, 2019